UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 12, 2014

NORTHSTAR REALTY FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	No. 001-32330	No. 11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 18th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Public Offering of 8.75% Series E Cumulative Redeemable Preferred Stock by NorthStar Realty Finance Corp.

On May 12, 2014, NorthStar Realty Finance Corp. (the “Company”) and NorthStar Realty Finance Limited Partnership (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), with respect to the offer and sale (the “Offering”) by the Company of 9,000,000 shares of the Company’s 8.75% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share, liquidation preference $25 per share (the “Series E Preferred Stock”) at a public offering price of $25.00 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted to the Underwriters an over-allotment option (the “Option”), exercisable for 30 days, with respect to an additional 1,350,000 shares of the Series E Preferred Stock at the same price per share to the Company.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.  Under the terms of the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the Underwriters may be required to make in respect of these liabilities and to reimburse the Underwriters for certain expenses.  In the ordinary course of business the Underwriters or their affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein.  This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registration Statement and such exhibit is hereby incorporated by reference into the Registration Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Underwriting Agreement, the Company issued and sold to the public 9,000,000 shares of the Series E Preferred Stock on May 15, 2014 at $25.00 per share. The net proceeds to the Company from the Offering were approximately $217.6 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Offering is being made pursuant to the prospectus supplement dated May 12, 2014 and the accompanying base prospectus dated February 19, 2013, filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-186743) (the “Registration Statement”), which became effective upon filing pursuant to Rule 462(e) of the Securities Act regulations.

In connection with the issuance and sale of the Series E Preferred Stock, the Company caused Articles Supplementary classifying 10,350,000 shares of the Company’s authorized preferred stock as shares of Series E Preferred Stock to be filed with the State Department of Assessments and Taxation of Maryland on May 14, 2014. A copy of the above-referenced Articles Supplementary is filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, dated May 14, 2014, and is incorporated herein by reference.

The Company’s Series E Preferred Stock ranks senior to the Company’s common stock and any other junior shares that the Company may issue in the future, and on parity with the Company’s 8.75% Series A Cumulative Redeemable Preferred Stock, the Company’s 8.25% Series B Cumulative Redeemable Preferred Stock, the Company’s 8.875% Series C Cumulative Redeemable Preferred Stock, the Company’s 8.500% Series D Cumulative Redeemable Preferred Stock and any other parity shares that the Company may issue in the future, in each case with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, all as set forth in the Articles Supplementary.

The Company, as the general partner of the Partnership, amended the agreement of limited partnership of the Partnership (the “Partnership Agreement”) to provide for the issuance of 9,000,000 of the Partnership’s 8.75% Series E Preferred Units, liquidation preference $25.00 per Series E Preferred Unit (the “Series E Preferred Units”). Such amendment is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The Partnership Agreement will be further amended to reflect further issuances of the Series E Preferred Units if the Underwriters exercise the Option. The Company expects to contribute the net proceeds from the sale of the Series E Preferred Stock in the Offering to the Partnership, in exchange for the same number of the Series E

Preferred Units (with economic terms that mirror the terms of the Series E Preferred Stock). The issuance of the Series E Preferred Units to the Company will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The Series E Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Partnership and on parity with the Partnership’s 8.75% Series A Preferred Units, 8.25% Series B Preferred Units, 8.875% Series C Preferred Units, 8.500% Series D Preferred Units and other preferred units in the Partnership, the terms of which place them on parity with the Series E Preferred Units, as set forth in the form of amendment to the Partnership’s limited partnership agreement, filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of Series E Preferred Stock in the Offering  is attached to this Current Report on Form 8-K as Exhibit 5.1.  A copy of the opinion of Hunton & Williams LLP, special tax counsel to the Company is attached to this Current Report on Form 8-K as Exhibit 8.1. Exhibits 5.1, 8.1, 23.1 and 23.2 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated May 12, 2014, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and UBS Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the Several Underwriters named therein.

3.1

Articles Supplementary classifying 10,350,000 shares of NorthStar Realty Finance Corp.’s preferred stock into shares of 8.75% Series E Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, dated May 14, 2014).

5.1	Opinion of Venable LLP as to validity of the Series E Preferred Stock.
8.1	Opinion of Hunton & Williams LLP with respect to tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).
99.1	Eleventh Amendment to the Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY FINANCE CORP.

Date: May 15, 2014	By:	/s/ Ronald J. Lieberman
		Name:	Ronald J. Lieberman
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated May 12, 2014, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and UBS Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the Several Underwriters named therein.

3.1

Articles Supplementary classifying 10,350,000 shares of NorthStar Realty Finance Corp.’s preferred stock into shares of 8.75% Series E Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, dated May 14, 2014).

5.1	Opinion of Venable LLP as to validity of the Series E Preferred Stock.
8.1	Opinion of Hunton & Williams LLP with respect to tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).
99.1	Eleventh Amendment to the Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership.